EXHIBIT 99.1

Varonis Announces First Quarter 2020 Financial Results

Annual recurring revenues of $220.5 million, representing growth of 59% over Q1 2019
Subscription revenues mix of 98%, compared to 31% in Q1 2019

NEW YORK, May 04, 2020 (GLOBE NEWSWIRE) -- Varonis Systems, Inc. (Nasdaq: VRNS), a pioneer in data security and analytics, today announced results for the first quarter ended March 31, 2020.

"We are operating in unprecedented times, requiring us to plan carefully, act decisively and remain nimble, the same skills that we used to successfully transition Varonis to a subscription model over the last year," said Yaki Faitelson, Varonis CEO. "The disruption that COVID-19 has caused to businesses globally is undeniable. However, at the same time the associated risks to our customers – specifically, the confluence of a distributed workforce, the elevated use of VPNs and unsecured home networks, and hackers seeking to take advantage of firms' vulnerabilities – has heightened interest in our unique capabilities around data protection and threat detection. We have conducted a record number of virtual risk assessments over the last couple months and are pleased with our building pipeline and unprecedented engagement with existing customers. While the current environment remains dynamic, our subscription model, disciplined and flexible approach to expense management, strong balance sheet and healthy cash position leave us well positioned to meet today's challenges, and I remain confident that Varonis will emerge from this stronger than ever."

Financial Summary for the First Quarter Ended March 31, 2020

  Subscription revenues increased 191% to $20.4 million, or 98% of total license revenues, compared with $7.0 million, or 31% of total license revenues, in the first quarter of 2019.
  Maintenance and services revenues were $33.4 million, compared with $33.8 million in the first quarter of 2019.
  Total revenues were $54.2 million, compared to $56.4 million in the first quarter of 2019, primarily reflecting the negative impact of COVID-19 and the substantially higher mix of subscription revenues.
  GAAP operating loss was ($32.7) million for the quarter, compared to GAAP operating loss of ($22.0) million in the first quarter of 2019.
  Non-GAAP operating loss was ($17.4) million for the quarter, compared to non-GAAP operating loss of ($11.1) million in the first quarter of 2019.

The tables at the end of this press release include a reconciliation of GAAP to non-GAAP loss from operations and net loss for the three months ended March 31, 2020 and 2019. An explanation of these measures is included below under the heading "Non-GAAP Financial Measures and Key Performance Indicators."

Key Performance Indicators and Recent Business Highlights

  Annual recurring revenues, or ARR, were $220.5 million as of the end of the first quarter, up 59% over the prior year period.
  As of March 31, 2020, 76% of customers had purchased two or more product families, and 46% had purchased three or more product families, up from 73% and 41%, respectively, as of March 31, 2019.
  As of March 31, 2020, the Company had $126.3 million in cash and cash equivalents, marketable securities and short-term deposits.
  During the three months ended March 31, 2020, the Company generated $3.9 million of cash from operations, compared to $14.1 million generated in the prior year period, reflecting the accelerated transition to a subscription-based model.

An explanation of ARR is included below under the heading "Non-GAAP Financial Measures and Key Performance Indicators."

Financial Outlook
For the second quarter of 2020, the Company expects:

  Revenues in the range of $56 million to $58 million.
  Non-GAAP operating loss in the range of ($11.0) million to ($10.0) million.
  Non-GAAP net loss per basic and diluted share in the range of ($0.36) to ($0.34), based on an assumed tax provision of $400,000 to $600,000 and 31.5 million basic and diluted shares outstanding.

Conference Call and Webcast

Varonis will host a conference call today, Monday, May 04, 2020, at 5:00 p.m., Eastern Time, to discuss the Company's first quarter 2020 financial results. To access this call, dial 877-425-9470 (domestic) or 201-389-0878 (international). The passcode is 13700816. A replay of this conference call will be available through May 11, 2020 at 844-512-2921 (domestic) or 412-317-6671 (international). The replay passcode is 13700816. A live webcast of this conference call will be available on the "Investors" page of the Company's website (www.varonis.com), and a replay will be archived on the website as well.

Non-GAAP Financial Measures and Key Performance Indicators

Varonis believes that the use of non-GAAP operating income (loss) and non-GAAP net income (loss) is helpful to our investors. These measures, which the Company refers to as our non-GAAP financial measures, are not prepared in accordance with GAAP.

For the three months ended March 31, 2020 and 2019, non-GAAP operating income (loss) is calculated as operating income (loss) excluding (i) stock-based compensation expense and (ii) payroll tax expense related to stock-based compensation.

For the three months ended March 31, 2020 and 2019, non-GAAP net income (loss) is calculated as net income (loss) excluding (i) stock-based compensation expense, (ii) payroll tax expense related to stock-based compensation and (iii) foreign exchange gains (losses) on assets and liabilities denominated in non-U.S. dollars, which includes exchange rate differences on lease contracts as a result of the implementation of ASC 842.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash expense, the Company believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for more meaningful comparisons between our operating results from period to period. In addition, the Company excludes payroll tax expense related to stock-based compensation expense because, without excluding these tax expenses, investors would not see the full effect that excluding stock-based compensation expense had on our operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of our common stock at the time of vesting or exercise, which factors may vary from period to period independent of the operating performance of our business. Similar to stock-based compensation expense, the Company believes excluding this payroll tax expense provides investors and management with greater visibility to the underlying performance of our business operations and facilitates comparison with other periods as well as the results of other companies. Also, as the Company has significant operating lease liabilities in foreign currencies, the Company incurs foreign exchange gains or losses from the revaluation of these liabilities as well as other assets and liabilities denominated in non-U.S. dollars. These gains and losses may vary from period to period and do not reflect the true financial performance of the Company.

Each of our non-GAAP financial measures is an important tool for financial and operational decision making and for evaluating our own operating results over different periods of time. The non-GAAP financial measures do not represent our financial performance under U.S. GAAP and should not be considered as alternatives to operating income (loss) or net income (loss) or any other performance measures derived in accordance with GAAP. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense and payroll tax expense related to stock-based compensation have been, and will continue to be for the foreseeable future, significant recurring expenses in our business and an important part of the compensation provided to our employees. Finally, foreign exchange rates may fluctuate from one period to another, and the Company does not estimate movements in foreign currencies.

The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Varonis urges investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measures to evaluate our business.

A reconciliation for non-GAAP operating income (loss) and non-GAAP net income (loss) referred to in our “Financial Outlook” is not provided because, as forward-looking statements, such reconciliation is not available without unreasonable effort. The Company believes the information provided is useful to investors because it can be considered in the context of the Company’s historical disclosures of this measure.

ARR is a key performance indicator defined as the annualized value of active term-based subscription license contracts and maintenance contracts related to perpetual licenses in effect at the end of that period. Subscription license contracts and maintenance for perpetual license contracts are annualized by dividing the total contract value by the number of days in the term and multiplying the result by 365. The annualized value of contracts is a legal and contractual determination made by assessing the contractual terms with our customers. The annualized value of maintenance contracts is not determined by reference to historical revenues, deferred revenues or any other GAAP financial measure over any period. ARR is not a forecast of future revenues, which can be impacted by contract start and end dates and renewal rates.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, "forward-looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including regarding the Company's growth rate and its expectations regarding future revenues, operating income or loss or earnings or loss per share. These statements are not guarantees of future performance but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: the impact of the COVID-19 virus on the budgets of our clients and on economic conditions generally; risks associated with anticipated growth in Varonis’ addressable market; competitive factors, including increased sales cycle time, changes in the competitive environment, pricing changes, transition in sales from perpetual licenses to a more subscription-based model and increased competition; the risk that Varonis may not be able to attract or retain employees, including sales personnel and engineers; Varonis’ ability to build and expand its direct sales efforts and reseller distribution channels; general economic and industry conditions, including expenditure trends for data and cybersecurity solutions; risks associated with the closing of large transactions, including Varonis’ ability to close large transactions consistently on a quarterly basis; new product introductions and Varonis’ ability to develop and deliver innovative products; risks associated with international operations; and Varonis’ ability to provide high-quality service and support offerings. These and other important risk factors are described more fully in Varonis’ reports and other documents filed with the Securities and Exchange Commission and could cause actual results to vary from expectations. All information provided in this press release and in the conference call is as of the date hereof, and Varonis undertakes no duty to update or revise this information, whether as a result of new information, new developments or otherwise, except as required by law.

About Varonis

Varonis is a pioneer in data security and analytics, fighting a different battle than conventional cybersecurity companies. Varonis focuses on protecting enterprise data: sensitive files and emails; confidential customer, patient and employee data; financial records; strategic and product plans; and other intellectual property. The Varonis Data Security Platform detects insider threats and cyberattacks by analyzing data, account activity and user behavior; prevents and limits disaster by locking down sensitive and stale data; and efficiently sustains a secure state with automation. With a focus on data security, Varonis serves a variety of use cases, including governance, compliance, classification and threat analytics. Varonis started operations in 2005 and has customers spanning leading firms in the financial services, public, healthcare, industrial, insurance, energy and utilities, consumer and retail, technology, media and entertainment and education sectors.

To find out more about Varonis, visit www.varonis.com

Varonis Systems, Inc.
Consolidated Statements of Operations
(in thousands, except for share and per share data)
	Three Months Ended March 31,
	2020	2019

	Unaudited
Revenues:
Subscriptions	$20,365	$7,005
Perpetual licenses	388	15,521
Maintenance and services	33,423	33,834
Total revenues	54,176	56,360

Cost of revenues	10,180	8,326

Gross profit	43,996	48,034

Operating costs and expenses:
Research and development	22,688	18,768
Sales and marketing	42,580	41,996
General and administrative	11,398	9,271
Total operating expenses	76,666	70,035

Operating loss	(32,670)	(22,001)
Financial income (expenses), net	1,453	(128)

Loss before income taxes	(31,217)	(22,129)
Income taxes	(213)	(510)

Net loss	$(31,430)	$(22,639)

Net loss per share of common stock, basic and diluted	$(1.02)	$(0.76)

Weighted average number of shares used in computing net loss per share of common stock, basic and diluted	30,893,000	29,827,927

Stock-based compensation expense for the three months ended March 31, 2020 and 2019 is included in the Consolidated Statements of Operations as follows (in thousands):

	Three Months Ended March 31,
	2020	2019
	Unaudited
Cost of revenues	$785	$558
Research and development	4,081	2,678
Sales and marketing	4,729	3,443
General and administrative	3,288	2,282
	$12,883	$8,961

Payroll tax expense related to stock-based compensation for the three months ended March 31, 2020 and 2019 is included in the Consolidated Statements of Operations as follows (in thousands):

	Three Months Ended March 31,
	2020	2019
	Unaudited
Cost of revenues	$267	$183
Research and development	100	56
Sales and marketing	1,617	1,373
General and administrative	380	283
	$2,364	$1,895

Varonis Systems, Inc.
Consolidated Balance Sheets
(in thousands)
	March 31, 2020	December 31, 2019
	Unaudited
Assets
Current assets:
Cash and cash equivalents	$77,533	$68,929
Marketable securities	33,737	41,531
Short-term deposits	15,000	10,000
Trade receivables, net	38,265	75,050
Prepaid expenses and other current assets	12,764	13,047
Total current assets	177,299	208,557

Long-term assets:
Other assets	19,026	18,360
Operating lease right-of-use asset	53,808	55,057
Property and equipment, net	36,849	36,338
Total long-term assets	109,683	109,755
Total assets	$286,982	$318,312

Liabilities and stockholders’ equity
Current liabilities:
Trade payables	$823	$997
Accrued expenses and other short-term liabilities	59,994	62,607
Deferred revenues	84,331	95,975
Total current liabilities	145,148	159,579

Long-term liabilities:
Deferred revenues	4,501	5,460
Operating lease liability	54,580	57,040
Other liabilities	2,712	2,701
Total long-term liabilities	61,793	65,201

Stockholders’ equity:
Share capital
Common stock	31	31
Accumulated other comprehensive income (loss)	291	(449)
Additional paid-in capital	327,881	310,682
Accumulated deficit	(248,162)	(216,732)
Total stockholders’ equity	80,041	93,532
Total liabilities and stockholders’ equity	$286,982	$318,312

Varonis Systems, Inc.
Consolidated Statements of Cash Flows
(in thousands)
	Three Months Ended March 31,
	2020	2019
	Unaudited
Cash flows from operating activities:
Net loss	$(31,430)	$(22,639)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	2,098	1,337
Stock-based compensation	12,883	8,961
Amortization of deferred commissions	3,249	3,626
Amortization of operating lease right-of-use asset	1,960	1,399
Capital loss from sale of fixed assets	—	24

Changes in assets and liabilities:
Trade receivables	36,785	41,427
Prepaid expenses and other current assets	342	(623)
Deferred commissions	(2,236)	(4,870)
Other long-term assets	(82)	(19)
Trade payables	(174)	(1,996)
Accrued expenses and other short-term liabilities	(6,922)	(7,358)
Deferred revenues	(12,603)	(5,384)
Other long-term liabilities	4	170
Net cash provided by operating activities	3,874	14,055

Cash flows from investing activities:
Decrease (increase) in short-term deposits	(4,805)	9,120
Decrease in marketable securities	7,794	1,928
Decrease (increase) in long-term deposits	34	(12)
Purchase of property and equipment	(2,609)	(5,103)
Net cash provided by investing activities	414	5,933

Cash flows from financing activities:
Proceeds (withholdings) from employee stock plans, net	4,316	(4,234)
Net cash provided by (used in) financing activities	4,316	(4,234)
Increase in cash and cash equivalents	8,604	15,754
Cash and cash equivalents at beginning of period	68,929	48,707
Cash and cash equivalents at end of period	$77,533	$64,461

Varonis Systems, Inc.
Reconciliation of GAAP Measures to non-GAAP
(in thousands, except share and per share data)
	Three Months Ended March 31,
	2020	2019
	Unaudited
Reconciliation to non-GAAP operating loss:

GAAP operating loss	$(32,670)	$(22,001)

Add back:
Stock-based compensation expense	12,883	8,961
Payroll tax expenses related to stock-based compensation	2,364	1,895

Non-GAAP operating loss	$(17,423)	$(11,145)

Reconciliation to non-GAAP net loss:

GAAP net loss	$(31,430)	$(22,639)

Add back:
Stock-based compensation expense	12,883	8,961
Payroll tax expenses related to stock-based compensation	2,364	1,895
Foreign exchange rate differences, net (*)	(1,239)	722

Non-GAAP net loss	$(17,422)	$(11,061)

GAAP & Non-GAAP weighted average number of shares used in computing net loss per share of common stock, basic and diluted	30,893,000	29,827,927

Non-GAAP net loss per share of common stock - basic and diluted	$(0.56)	$(0.37)
GAAP net loss per share of common stock - basic and diluted	$(1.02)	$(0.76)

(*) Exchange rate differences for the three months ended March 31, 2020 and 2019 include exchange rate differences on lease contracts of $875 and ($582), respectively, as a result of the implementation of ASC 842, as well as other assets and liabilities denominated in non-U.S. dollars.

Investor Relations Contact:
James Arestia
Varonis Systems, Inc.
646-640-2149
jarestia@varonis.com

News Media Contact:
Rachel Hunt
Varonis Systems, Inc.
877-292-8767 (ext. 4247)
rhunt@varonis.com